                                                 EXHIBIT 10.18

                                          PHOENIX INVESTMENT PARTNERS
                                         2002 ASSOCIATE INCENTIVE PLAN

                                                    «NAME»

                                                                                                 Exhibit 10.18

                                         PHOENIX INVESTMENT PARTNERS
                                        2002 ASSOCIATE INCENTIVE PLAN

                                                  «NAME»

                                                                                                 Exhibit 10.18

                                       2002 Associates Incentive Plan

PURPOSE

Phoenix Investment Partners' 2002 Management Incentive Plan provides an opportunity for Company non-officers to enhance their compensation if Phoenix Investment Partners meets or exceeds its profitability objectives.

PLAN SUMMARY

Target and maximum incentive awards are established for each individual as a percentage of base salary at the beginning of each year.  Performance relative to cash operating earnings and revenue goals are measured and payouts are made in the first quarter after final results are known.

PERFORMANCE MATRIX

                 ---------------------------------------------------------------------------------------
                    115%     125%     135%    150%     165%     175%     200%     200%    200%     200%
                 ---------------------------------------------------------------------------------------
                    110%     100%     110%    125%     140%     150%     175%     200%    200%     200%
                 ---------------------------------------------------------------------------------------
                    105%      75%      85%    100%     115%     125%     150%     175%    200%     200%
                 ---------------------------------------------------------------------------------------
Revenue*            100%      55%      65%     75%      85%     100%     125%     150%    175%     200%
                 ---------------------------------------------------------------------------------------
                     96%      40%      50%     60%      75%      85%     115%     140%    165%     190%
                 ---------------------------------------------------------------------------------------
                     92%      30%      40%     50%      60%      75%     100%     125%    150%     175%
                 ---------------------------------------------------------------------------------------
                     88%      20%      30%     40%      50%      65%      90%     115%    140%     165%
                 ---------------------------------------------------------------------------------------

(% of Plan)                   85%      90%     95%     100%     104%     112%     120%    128%     136%

                 Cash Operating
                 Earnings**

* Operating revenue including management fees, ancillary fees and other operating income fees
** Pre-tax income before MIP, IIP, amortization of intangibles and net interest expense

                                                                                                 Exhibit 10.18

INCENTIVE TARGET

Incentive targets are expressed as a percent of base salary and are based on exempt and non-exempt status.
Target and maximum incentives are as follows:

Incentive as Percent of Salary
                                                        Target                                 Maximum
Exempt                                                    5%                                     10%
Non-exempt                                               2.5%                                    5%

ELIGIBILITY

Eligibility is limited to all Corporate and Retail non-officers who do not participate in the Management
Incentive Plan, Investment Incentive Plan or sales related plans.  Participants who leave the company during the plan year will not receive an incentive payment.  In addition, participants must be employed by the company on the day the bonus is paid.  In the event of a termination during the plan year due to disability, death, or retirement, a pro-rata payment will be made.

New employees will receive a pro-rata award.  Any employees who become eligible for participation after the end of the third quarter will not be eligible for an award in that year.

PROCESS FOR DETERMINING INCENTIVE PLAN AWARDS

Following the close of the plan year, overall results will be determined.  The Compensation Committee of the Board of Directors may at its discretion, modify awards.  Regardless of eligibility criteria stated
above, employees have no right or entitlement to any incentive award or calculation until conditions stated
in the plan are met, approvals are received and payments are made.  The Company may amend or terminate this plan at any time without advance notice.  No consent of any employee is required to terminate, modify or change this plan.  After the approval by the Compensation Committee of the Board of Directors, incentives
will be paid subject to normal withholdings and plan deferrals.   All incentive awards are paid at the
discretion of the Company.

IMPACT ON BENEFITS

Incentive payments made under the Plan will not be used for determining pay-related benefits under the qualified benefit plans maintained by the company.